UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 19, 2006

Aphton Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19122 (Commission File Number)	95-3640931 (IRS Employer Identification No.)

8 Penn Center, 1628 JFK Boulevard, Philadelphia, PA (Address of Principal Executive Offices)	19103 (Zip Code)

(215) 218-4340

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

On December 19, 2006, David H. Sachs, M.D., Robert S. Basso, Vincent D. Enright, Georges Hibon, and William A. Hasler resigned as directors of the Company.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits

Number	Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APHTON CORPORATION
Date: December 22, 2006	By:	/s/ Patrick T. Mooney

	Name:	Patrick T. Money, M.D.
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Number	Description